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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement of Middlefield Banc Corp. on Form S-8 of our report dated February 16, 2001 appearing in Middlefield Banc Corp.'s registration statement on Form 10-12G, as amended by Amendment No. 1 (File No. 33-23094).

/s/ S.R. Snodgrass, A.C.

July 16, 2001
Wexford, PA